SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549


               FORM 8-K CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 24, 1997

               HAHN AUTOMOTIVE WAREHOUSE, INC.
     (Exact name of registrant as specified in its charter)

         NEW YORK             0-20984                 16-0467030
        16-0467030
      (State or other     (Commission File Number)    (IRS Employer
       jurisdiction of                             Identification No.)
       incorporation)



                               415 W. Main Street,

                            Rochester, New York  14608

                 (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (716)235-1595

Page1

Item 2 - Acquisition or Disposition of

Assets

     As previously reported in a report on Form 8-K filed on July 28, 1997, on July 24, 1997, Auto Works, Inc., a whollyowned subsidiary of Hahn Automotive Warehouse, Inc. (the"Company") filed a petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Western District of New York. As a result, the Company has classified as discontinued operations the retail auto parts business conducted by Auto Works, Inc. Accordingly, the following pro forma financial statements, giving effect to such classification, are being filed with and are incorporated by reference in this report:


          Pro Forma Balance Sheet at March 31, 1997 and Pro Forma Income Statement for the six months then ended

          Pro Forma Balance Sheet at September 30, 1996 and Pro
          Forma Income Statement for the fiscal year then ended


Item 5 - Other Events

       As indicated above, on July 24, 1997 the Company's wholly-owned subsidiary, Auto Works, Inc., filed a petition under Chapter 11 of the United States Bankruptcy Code. The case, No. 97-22809, is pending in the United States Bankruptcy Court for the Western District of New York. Chapter 11 allows Auto Works, Inc. to remain as debtor in possession of its assets and business while being subject to the supervision and orders of the Bankruptcy Court for certain actions and transactions.


Item 7 - Pro Forma Financial
Statements and Exhibits

   The following are being filed as exhibits to this report:

          Pro Forma Balance Sheet atMarch 31, 1997 and Pro Forma Income Statement for the six months then ended

          Pro Forma Balance Sheet at September 30, 1996 and Pro
          Forma Income Statement for the fiscal year then ended
Page 2




SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                    HAHN AUTOMOTIVE WAREHOUSE, INC.

                            (Registrant)
Dated:  August 7, 1997   By s// Eli N. Futerman
                         Title: President





Page 3






               8K FINANCIAL STATEMENTS
                  SEPTEMBER 30, 1996
                    BALANCE SHEET
ASSETS                                                   Historical     Remove
                                                        Consolidated  Autoworks   Pro
                                                                                 Forma
                                                            <F1>         <F5>     <F6>
Current Assets:
  Cash                                                           $199    ($120)      $79
  Accounts Receivable:
    Trade, net of allowance for doubtful accounts              17,575     (523)   17,052
  Inventory                                                    70,914  (29,278)   41,636
  Other Current Assets                                          2,608   (1,764)      844
Total Current Assets                                           91,296  (31,685)   59,611

Net Assets of Discontinued Operations                               0    10,478   10,478
Property, Equipment, and Leasehold Improvements, net           13,362   (7,753)    5,609
Other Assets                                                    4,300     (968)    3,332
Total Assets                                                 $108,958 ($29,928)  $79,030

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
  Current portion of long-term debt
    and capital lease obligations                              $3,389     ($13)   $3,376
   Notes Payable-Officers and Affiliates                        2,560         0    2,560
  Accounts Payable                                             19,452   (6,472)   12,980
  Compensation Related Liabilities                              3,274   (1,610)    1,664
  Other Accrued Expenses                                        5,891   (3,044)    2,847
Total Current Liabilities                                      34,566  (11,139)   23,427

Long-term Debt                                                 40,443         0   40,443
Capital Lease Obligations                                         450         0      450
Total Liabilities                                              75,459  (11,139)   64,320

Shareholders' Equity:
 Common Stock                                                      46         0       46
Additional Paid-in Capital                                     24,607         0   24,607
Retained Earnings                                               8,846  (18,789)  (9,943)
Total Shareholders' Equity                                     33,499  (18,789)   14,710
Total Liabilities and Shareholders' Equity                   $108,958 ($29,928)  $79,030

Page 4




<F1>Includes the historical accounts of Hahn
Automotive Warehouse, Inc. and wholly owned transactions have been eliminated.
effect to the classification of the Autoworks business as a discontinued operation as if such classification took place at September 30, 1996.
<F5>Consists of proforma adjustments to give effect to
the classification of the AUTOWORKS business as a discontinued operation as if such classification took place on September 30, 1996.
<F6> Presents the historical consolidated balance
sheet of the Company and its wholly owned subsidiaries at September 30, 1996 on the basis set forth in note 1, giving effect to the pro forma adjustments described in note 5 at September 30, 1996.














Page 5





        8K FINANCIAL STATEMENTS
             MARCH 31, 1997
             BALANCE SHEET
ASSETS                                    Historical    Remove
                                         Consolidated  Autoworks    Pro
                                             <F1>        <F2>      Forma
                                                                   <F3>
Current Assets:
  Cash                                           $194     ($112)       $82
  Accounts Receivable:
    Trade, net of allowance for doubtful       18,752    (1,191)    17,561
      accounts
  Inventory                                    77,017   (32,828)    44,189
  Other Current Assets                          1,816      (728)     1,088
Total Current Assets                           97,779   (34,859)    62,920

Net Assets of Discontinued Operations               0     13,108    13,108
Property, Equipment, and Leasehold             13,668    (8,083)     5,585
Improvements, net
Other Assets                                    4,686         82     4,768
Total Assets                                 $116,133    $29,752   $86,381

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
  Current portion of long-term debt
    and capital lease obligations              $3,371         $0    $3,371
   Notes Payable-Officers and Affiliates        2,382          0     2,382
  Accounts Payable                             27,345    (8,244)    19,101
  Compensation Related Liabilities              2,760    (1,280)     1,480
  Other Accrued Expenses                        2,134    (1,425)       709
Total Current Liabilities                      37,992   (10,949)    27,043

Long-term Debt                                 45,735      (380)    45,355
Capital Lease Obligations                         313        366       679
Total Liabilities                              84,040   (10,963)    73,077

Shareholders' Equity:
 Common Stock                                      47          0        47
Additional Paid-in Capital                     25,975          0    25,975
Retained Earnings                               6,071   (18,789)  (12,718)
Total Shareholders' Equity                     32,093   (18,789)    13,304
Total Liabilities and Shareholders'          $116,133  ($29,752)   $86,381
Equity


<F1>   Includes the historical accounts of Hahn
Automotive Warehouse, Inc. and wholly owned
subsidiaries.  All significant intercompany
transactions have been eliminated.
<F2>   Consists of pro forma adjustments to give effect
to the classification of the business of the Company's
wholly owned subsidiary, Autoworks, Inc. ("Autoworks")
as a discontinued operation as if such classification took
place at March 31,1997.
<F3>   Presents the historical consolidated balance
sheet of the Company and its wholly owned subsidiaries at March 31, 1997 on the basis set forth in note 1, giving effect to the pro forma adjustments described in note 2 at March 31, 1997.

Page 6










        8K Financial Statements
            Income Statement
     Year Ended September 30, 1996

                                         Historical      Remove
                                         Consolidated    Autoworks   ProForma
                                         <F1>            <F5>        <F7>
Net Sales                                      $221,371   ($82,976)   $138,395
Cost of Products Sold                           130,435   (44,358)       86,077
Gross Profit                                     90,936   (38,618)       52,318

Selling, General
  Administrative Expense                         80,928    39,271        41,657
Depreciation and Amortization                     3,113    (1,357)        1,756
Income from Operations                            6,895     2,010         8,905

Interest Expense                                (4,408)         6        (4,402)
Interest and Service Charge Income                  520        80           600
Income from Continuing Operations
  Before Income Tax                               3,007     2,096         5,103
Income Taxes                                      1,148       796         1,944
Income from Continuing Operations                 1,859     1,300         3,159
Loss from Discontinued Operations:
Writedown of Investment in
  Subsidiary, Net of Tax                              0   (18,789)      (18,789)
Income from  Operations
  Net of Tax                                          0    (1,300)       (1,300)
Total Loss from Discontinued
  Operations                                          0   (20,089)      (20,089)
Net Income (Loss)                                $1,859  ($18,789)     ($16,930)

<F1>   Includes the historical accounts
of Hahn Automotive Warehouse, Inc. and
wholly owned
subsidiaries.  All significant
intercompany transactions have been
eliminated.
<F5> Consists of pro forma adjustments

Page 7

to give effect to the classification ofthe
AUTOWORKS business as a discontinued
operation as if such classificaiton took place at September 30, 1996.
<F7> Presents to historical consolidated
statement of operations of the Company
and its wholly subsidiaries at September 30, 1996 on the basis set forth in note 1, giving effect to the pro forma adjustments described in note 5 at September 30, 1996.










   8K Financial Statements
            Income Statement
   Fiscal Quarter Ended March 31, 1997

                                         Historical    Remove    ProForma
                                        Consolidated   Autoworks
                                         <F1>          <F2>        <F4>
Net Sales                                   $101,895   ($34,394)     $67,501
Cost of Products Sold                         60,332    (18,154)      42,178
GrossProfit                                   41,563    (16,240)      25,323

Selling, General
  Administrative Expense                      40,336    (18,508)      21,828
Depreciation and Amortization                  1,528       (680)         848
Income from Operations                          (301)      2,948       2,647

Interest Expense                              (2,446)          0      (2,246)
Interest and Service Charge Income               244         (10)        234
Income fromContinuing Operations
  Before Income Tax                           (2,303)      2,938         635
Income Taxes                                     900       1,140         240
Income from Continuing Operations             (1,403)      1,798         395
Loss from Discontinued Operations:
Writedown of Investment in
  Subsidiary, Net of Tax                           0     (18,789)    (18,789)
Income from  Operations
  Net of Tax                                       0      (1,798)     (1,798)
Total Loss from Discontinued
  Operations                                       0     (20,587)    (20,587)
Net Income (Loss)                            ($1,403)   ($18,789)   ($20,192)

<F1> Includes the historical accounts of
Hahn Automotive Warehouse, Inc. and
wholly owned subsidiaries.  All significant

Page 8

intercompany transactiuons have been eliminated.
<F2> Consists of pro forma adjustments to
give effect to the classification of the business of the Company's wholly owned subsidiary, AUTOWORKS, Inc. ("AUTOWORKS") as a discontinued operation as if such classification took polace at March 31, 1997.
<F4> Presents the historical
consolidated statement of operations of the Company and its wholly owned subsidiaries at March
31, 1997 on the basis set forth in note
1, giving effect to the pro forma adjustments described in note 2 at March 31, 1997.